EARNINGS PER SHARES (Tables)	12 Months Ended
Dec. 31, 2016
EARNINGS PER SHARES [Abstract]
Schedule of the Computation of Basic and Diluted Earnings Per Share
	December 31,
	2016	2015	2014

Net income attribute to the Company	$4,823,973	$5,896,804	$3,858,876

Weighted average ordinary shares outstanding - basic and diluted	19,804,164	19,862,537	19,901,959

Basic and diluted earnings per share	$0.24	$0.30	$0.19